SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

70 Mansell Court

Suite 100

Roswell, GA 30076

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 15, 2007, the Board of Directors of Corautus Genetics Inc. (the “Company”) awarded discretionary cash bonuses to certain officers and directors for their diligence and efforts in connection with the Company’s execution of the Agreement and Plan of Merger and Reorganization with VIA Pharmaceuticals, Inc. The following table sets forth the amount of bonus awarded to each of the executive officers, former executive officers, and directors named below:

Name of Officer	Title	Bonus
Richard E. Otto	Chief Executive Officer and President	$75,000.00

Robert T. Atwood	Former Executive Vice President, Chief Financial Officer and Secretary	$75,000.00

James C. Gilstrap	Chairman of the Board of Directors	$50,000.00

These awards were paid in lump sum on February 16, 2007. These bonus awards were set forth in resolutions approved by the Board of Directors and are not otherwise set forth in any written agreements between the Company and the recipients.

Item  8.01. Other Events

Additional Information about the Merger and Where to Find It

In connection with the proposed merger transaction, Corautus expects to file a proxy statement and other materials with the Securities and Exchange Commission (SEC). Corautus stockholders are urged to read the proxy statement (including any amendments or supplements to the proxy statement) regarding the proposed transaction when it becomes available before making any voting decision with respect to the merger. The proxy statement will contain important information about Corautus, VIA and the proposed transaction. Corautus’ stockholders will be able to obtain a copy of the proxy statement and other relevant documents, when they become available and without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement, the other relevant documents and the filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Corautus Genetics Inc., 70 Mansell Court, Suite 100, Roswell, Georgia 30076, Attention: Jack Callicutt, Telephone: (404) 526-6210.

Participants in the Solicitation

Corautus and its directors and executive officers and VIA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Corautus in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Corautus is also included in Corautus’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2006. This document is available free of charge at the SEC’s web site (http://www.sec.gov) and from Investor Relations at Corautus at the address described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC. (Registrant)

Date: February 22, 2007	/s/ Jack W. Callicutt
Jack W. Callicutt Chief Financial Officer